UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2002

NETWORKS ASSOCIATES, INC.
(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware (State or other jurisdiction of incorporation)	77-0316593 I.R.S. Employer Identification Number

3965 Freedom Circle Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)

Registrant’s telephone number, including area code: (408) 346-3832

Item 5. Other Events
Item 7. Exhibits
Signatures
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.      Other Events.

         On July 1, 2002, Networks Associates, Inc. (the “Company”) announced that it plans to make an offer to the stockholders of McAfee.com Corporation to exchange their shares of Class A common stock of McAfee.com Corporation for shares of Network Associates common stock.

         Attached as Exhibits 99.1 and 99.2 are a press release announcing the offer issued by Network Associates, and a letter from Network Associates to the board of directors of McAfee.com Corporation regarding the exchange offer.

Item 7.      Exhibits.

99.1	Press release announcing exchange offer, dated July 1, 2002.

99.2	Letter to the Board of Directors of McAfee.com Corporation regarding exchange offer.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: July 1, 2002	By:	/s/ Kent Roberts

Kent Roberts Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibits.

99.1	Press release announcing exchange offer, dated July 1, 2002.

99.2	Letter to the Board of Directors of McAfee.com Corporation regarding exchange offer.

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